UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): FEBRUARY 10, 2005

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 10, 2005, Lufkin Industries, Inc. issued a press release announcing its financial results for the fourth quarter and year ending December 31, 2004. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and Exhibit 99.1 attached hereto are being furnished, not filed, pursuant to General Instruction B.2 of Form 8-K. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press Release, dated February 10, 2005, issued by Lufkin Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ R. D. Leslie
Vice President/Treasurer/Chief Financial Officer/ Principal Financial and Accounting Officer

Date:       February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 10, 2005, issued by Lufkin Industries, Inc.